ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

-AllianceBernstein VPS Small Cap Growth Portfolio

-AllianceBernstein VPS International Growth Portfolio

Supplement dated February 6, 2013 to the Prospectuses and Summary Prospectuses dated May 1, 2012 for AllianceBernstein Variable Products Series Fund, Inc. (the “Prospectuses”), offering Class A and Class B shares of the AllianceBernstein VPS Small Cap Growth Portfolio and AllianceBernstein VPS International Growth Portfolio (the “Portfolios”).

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AllianceBernstein VPS Small Cap Growth Portfolio

Effective February 1, 2013, the Portfolio is closed to new investments except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

AllianceBernstein VPS International Growth Portfolio

The following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses and reflects those persons responsible for day-to-day management of the Portfolio’s portfolio.

Employee	Length of Service	Title
Robert Alster	Since 2011	Senior Vice President of the Adviser
William A. Johnston	Since 2011	Senior Vice President of the Adviser
Daniel C. Roarty	Since 2012	Senior Vice President of the Adviser
Tassos Stassopoulos	Since 2011	Senior Vice President of the Adviser

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The following chart for the Portfolio replaces the chart under the heading “Management of the Portfolios — Portfolio Managers” in the Prospectuses.

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Robert Alster; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2007.

William A. Johnston; since 2011; Senior Vice President of the Adviser	Senior Vice President of AllianceBernstein Limited and a Senior Vice President of the Adviser, with which he has been associated since prior to 2007.

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Daniel C. Roarty; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since May 2011, and Team Leader of Global/International Research Growth Team. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2007.

Tassos Stassopoulos; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since November 2007. Prior thereto, he was a Managing Director since 2005 and a senior analyst and sector head for Pan European Travel and Leisure coverage at Credit Suisse since prior to 2007.

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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